     As filed with the Securities and Exchange Commission on April 13, 2000
                                                      Registration No. 333-34162
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------
                          PRE-EFFECTIVE AMENDMENT NO. 1
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  -------------

                       PEGASUS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

                                  -------------

                        DELAWARE                                                            51-0374669
(State or Other Jurisdiction of Incorporation or Organization)                (I.R.S. Employer Identification Number)

                  c/o Pegasus Communications Management Company
                         225 City Line Avenue, Suite 200
                         Bala Cynwyd, Pennsylvania 19004
                                 (888) 438-7488
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  -------------

            Marshall W. Pagon, President and Chief Executive Officer
                  c/o Pegasus Communications Management Company
                         225 City Line Avenue, Suite 200
                         Bala Cynwyd, Pennsylvania 19004
                                 (888) 438-7488
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  -------------

                                   Copies to:

              Ted S. Lodge, Esq.                            Michael B. Jordan, Esq.
             Scott A. Blank, Esq.                           Diana E. McCarthy, Esq.
      Pegasus Communications Corporation                  Drinker Biddle & Reath LLP
c/o Pegasus Communications Management Company                  One Logan Square
        225 City Line Avenue, Suite 200                      18th & Cherry Streets
       Bala Cynwyd, Pennsylvania  19004                  Philadelphia, PA  19103-6996
                (888) 438-7488                                  (215) 988-2700

Approximate date of commencement of proposed sale to the public: As soon as practical after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

     If this Form is filed to register additional securities for an offering under Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ___________

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                 PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

         The Registrant's Amended and Restated Certificate of Incorporation provides that a director of the Registrant shall have no personal liability to the Registrant or to its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that Section 102(b)(7) (or any successor provision) of the Delaware General Corporation Law, as amended from time to time, expressly provides that the liability of a director may not be eliminated or limited.

         Article 6 of the Registrant's By-Laws provides that any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Registrant, or is or was serving while a director of office of the Registrant at the request of the Registrant as a director, officer, employee, agent, fiduciary or other representative of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permissible under Delaware law. Article 6 also provides that any person who is claiming indemnification under the Registrant's By-Laws is entitled to advances from the Registrant for the payment of expenses incurred by such person in the manner and to the full extent permitted under Delaware law.

         The Registrant maintains directors' and officers' liability insurance.

Item 21. Exhibits and Financial Statement Schedules.

Exhibit
Number     Description of Document
------     -----------------------

 5.1**     Opinion of Drinker Biddle & Reath LLP.
12.1 Statement re computation of ratios (which is incorporated by reference to Exhibit 12.1 to Pegasus' Registration Statement on Form S-3 (File No. 333-33432)).
23.1*      Consent of Drinker Biddle & Reath LLP.
23.2***    Consent of PricewaterhouseCoopers LLP.
23.3***    Consent of KPMG LLP.
24.1***    Powers of Attorney.
-------------------------------------------------------------------------------

*        Filed herewith.
** To be filed as applicable to a particular offering of securities as an exhibit to a Current Report on Form 8-K pursuant to Regulation S-K,
         Item 601(h).
***      Previously filed.


Item 22. Undertakings.

         (a) The undersigned registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

             (2) That for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering.

             (3) To remove from registration by means of post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions permitted under
Item 15 above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (c) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

         (d) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

         (e) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (f)(1) The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

              (2) The Registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bala Cynwyd, Commonwealth of Pennsylvania, on April 13, 2000.

                                            PEGASUS COMMUNICATIONS CORPORATION

                                            By: /s/ Ted S. Lodge
                                                -------------------------------
                                                Ted S. Lodge
                                                Senior Vice President


Date:  April 13, 2000


                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                  Signature                                     Title                               Date
                  ---------                                     -----                               ----
                       *                           President, Chief Executive Officer,           April 13, 2000
----------------------------------------------     Chairman of the Board and Director
              Marshall W. Pagon
        (Principal Executive Officer)


                       *                           Vice President and Chief Financial            April 13, 2000
----------------------------------------------                   Officer
                 Kasin Smith
 (Principal Financial and Accounting Officer)


                       *                                        Director                         April 13, 2000
----------------------------------------------
             Robert N. Verdecchio


                       *                                        Director                         April 13, 2000
----------------------------------------------
            James J. McEntee, III


                       *                                        Director                         April 13, 2000
----------------------------------------------
               Mary C. Metzger


                       *                                        Director                         April 13, 2000
----------------------------------------------
               Donald W. Weber

                  Signature                                     Title                               Date
                  ---------                                     -----                               ----

                      *                                         Director                         April 13, 2000
----------------------------------------------
             Harry F. Hopper, III


                      *                                         Director                         April 13, 2000
----------------------------------------------
              William P. Phoenix


                      *                                         Director                         April 13, 2000
----------------------------------------------
               Riordon B. Smith



*By:           /s/ Ted S. Lodge
     -----------------------------------------
               Attorney-in-fact


                                  EXHIBIT INDEX


Exhibit
Number     Description of Document
------     -----------------------

 5.1**     Opinion of Drinker Biddle & Reath LLP.
12.1 Statement re computation of ratios (which is incorporated by reference to Exhibit 12.1 to Pegasus' Registration Statement on Form S-3 (File No. 333-33432)).
23.1*      Consent of Drinker Biddle & Reath LLP.
23.2***    Consent of PricewaterhouseCoopers LLP.
23.3***    Consent of KPMG LLP.
24.1***    Powers of Attorney.

-------------------------------------------------------------------------------

*        Filed herewith.
** To be filed as applicable to a particular offering of securities as an exhibit to a Current Report on Form 8-K pursuant to Regulation S-K,
         Item 601(h).
***      Filed previously.